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                                                  EXHIBIT 23, 1994 ANNUAL REPORT
                                                      FORM 10-K, COMMISSION FILE
                                                                   NUMBER 1-3671




                          GENERAL DYNAMICS CORPORATION

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference into this Form 10-K for the year ended December 31, 1994, into the company's previously filed registration statements on Form S-8 file numbers 33-23448, 2-23904, 2-23032, 2-28952, 2-50980, 2-24270 and 2-88053.




                                                             ARTHUR ANDERSEN LLP

Washington, D.C.,
March 9, 1995